EXHIBIT 99(A)(2)

                              Letter of Transmittal
                             To Tender Common Units
                                       of
                         U.S. Timberlands Company, L.P.
                                       at
                            $3.00 Net Per Common Unit
                                       by
                      U.S. Timberlands Acquisition Co., LLC
                          a wholly-owned subsidiary of
                      U.S. Timberlands Holdings Group, LLC

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         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
       NEW YORK CITY TIME, ON MONDAY, JANUARY 6, 2003, UNLESS THE OFFER IS
                    EXTENDED. COMMON UNITS WHICH ARE TENDERED
                             PURSUANT TO THE OFFER
           MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                        The Depositary for the Offer Is:

                     American Stock Transfer & Trust Company
                            By Facsimile Transmission
                        (for Eligible Institutions only)
                                 (718) 234-5001

                              Confirm by Telephone:
                                  (800)937-5449
                                 (718) 921-8200

               By Mail:                       By Hand or Overnight Courier:
      American Stock Transfer                    American Stock Transfer
         & Trust Company                            & Trust Company
            59 Maiden Lane                           59 Maiden Lane
       New York, New York 10038                 New York, New York 10038

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

      THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                      DESCRIPTION OF COMMON UNITS TENDERED

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  NAME(S) AND ADDRESS(ES)         COMMON UNIT     TOTAL NUMBER OF    NUMBER OF
  OF REGISTERED HOLDER(S)          CERTIFICATE     COMMON UNITS       COMMON
 (PLEASE FILL IN, IF BLANK,       NUMBER(S) (1)   REPRESENTED BY       UNITS
EXACTLY AS NAME(S) APPEAR(S)                        COMMON UNIT     TENDERED(2)
ON COMMON UNIT CERTIFICATE(S).                     CERTIFICATES
  ATTACH ADDITIONAL LIST,
       IF NECESSARY)
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                                      TOTAL
                                  COMMON UNITS
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1     Need not be completed by Book-Entry Common Unit Holders.

2 Unless otherwise indicated, it will be assumed that all Common Units represented by Certificates of Common Units delivered to the Depositary are being tendered hereby. See Instruction 4.

      This Letter of Transmittal is to be used by holders of Common Units (as such term is defined below) of U.S. Timberlands Company, L.P., if certificates for Common Units are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Common Units is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in "THE OFFER: PROCEDURE FOR TENDERING COMMON UNITS" of the Offer to Purchase). Holders who deliver Common Units by book-entry transfer are referred to herein as "Book-Entry Common Unit Holders" and other holders who deliver Common Units are referred to herein as "Certificate Common Unit Holders."

      Holders whose certificates for Common Units are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in "THE OFFER: PROCEDURE FOR TENDERING COMMON UNITS" of the Offer to Purchase) with respect to, their Common Units and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "THE OFFER:
TERMS OF THE OFFER" of the Offer to Purchase) must tender their Common Units pursuant to the guaranteed delivery procedures set forth in "THE OFFER:
PROCEDURE FOR TENDERING COMMON UNITS" of the Offer to Purchase. See Instruction
2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

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[_]   CHECK HERE IF TENDERED COMMON UNITS ARE BEING DELIVERED BY BOOK-ENTRY
      TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER COMMON UNITS BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution: ___________________________________________

      American Stock Transfer & Trust Company, Account Number: _________________

      Transaction Code Number: _________________________________________________
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[_]   CHECK HERE IF TENDERED COMMON UNITS ARE BEING DELIVERED PURSUANT TO A
      NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Owner(s):___________________________________________

      Window Ticket Number (if any):____________________________________________

      Date of Execution of Notice of Guaranteed Delivery: ______________________

      Name of Institution which Guaranteed Delivery: ___________________________

      If delivered by Book-Entry Transfer, provide the following information with respect to the Book-Entry Transfer Facility:

      Account Number: _________________ Transaction Code Number: _______________
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                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

      The undersigned hereby tenders to U.S. Timberlands Acquisition Co., LLC (the "Buyer"), a Delaware limited liability company and wholly-owned subsidiary of U.S. Timberlands Holdings Group, LLC ("Holdings"), a Delaware limited liability company, the above-described common units (the "Common Units") of U.S. Timberlands Company, L.P., a Delaware limited partnership (the "Company") of which U.S. Timberlands Services Company, LLC. is the general partner (the "General Partner"), pursuant to the Buyer's offer to purchase all of the outstanding Common Units not owned by the Buyer, Holdings, the General Partner and their affiliates at a price of $3.00 per Common Unit, net to the seller in cash, without interest thereon (the "Offer Price") upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 15, 2002 and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged.

      Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Common Units tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Buyer, all right, title and interest in and to all the Common Units that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Common Units or other securities issued or issuable in respect thereof on or after the date of the Offer to Purchase (collectively, "Distributions")) and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Units (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Common Units (and any and all Distributions), or transfer ownership of such Common Units (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Buyer, (ii) present such Common Units (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Units (and any and all Distributions), all in accordance with the terms of the Offer.

      By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Buyer, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the Company's Common Unit holders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and otherwise to act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Common Units (and any and all Distributions) tendered hereby and accepted for payment by the Buyer. This appointment will be effective if and when, and only to the extent that, the Buyer accepts such Common Units for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Common Units in accordance with the terms of the offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Common Units (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Buyer reserves the right to require that, in order for Common Units or other securities to be deemed validly tendered, immediately upon the Buyer's acceptance for payment of such Common Units, the Buyer must be able to exercise full voting, consent and other rights with respect to such Common Units (and any and all Distributions), including voting at any meeting of the Company's Common Unit holders.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Units tendered hereby and all Distributions, that the undersigned owns the Common Units tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Common Units complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by the Buyer, the Buyer will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Buyer to be necessary or desirable to complete the sale, assignment and transfer of the Common Units tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Buyer all Distributions in respect of the Common Units tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Buyer shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Common Units tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Buyer in its sole discretion.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

      The undersigned understands that the valid tender of Common Units pursuant to any one of the procedures described in "THE OFFER: PROCEDURE FOR TENDERING COMMON UNITS" of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Buyer upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Buyer may not be required to accept for payment any of the Common Units tendered hereby.

      Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Common Units purchased and/or return any certificates for Common Units not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Common Units Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Common Units purchased and/or return any certificates for Common Units not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Common Units Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Common Units purchased and/or return any certificates evidencing Common Units not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Common Units tendered herewith by book-entry transfer that are not accepted for payment by crediting the specified account at the Book-Entry Transfer Facility. The undersigned recognizes that the Buyer has no obligation, pursuant to the "Special Payment Instructions," to transfer any Common Units from the name of the registered holder thereof if the Buyer does not accept for payment any of the Common Units so tendered.

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                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Common Units accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for Common Units not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if Common Units tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue:

[_] Check, and/or [_] Common Unit Certificate(s) to:

Name:___________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address:________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________

________________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                    (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

      Credit Common Units delivered by book-entry transfer and not purchased to the __________________ account set forth below:

Account Number:_________________________________________________________________
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                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Common Units that are not tendered or that are not accepted for payment and/or if the check for the purchase price of Common Units accepted for payment is to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Common Units Tendered."

Mail:

[_] Check and/or [_] Common Unit Certificate(s) to:

Name:___________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address:________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________

________________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                    (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
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                                       5

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                                    SIGN HERE
                    (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                            SIGNATURE(S) OF HOLDER(S)

Dated: _____________, 2002

________________________________________________________________________________

________________________________________________________________________________

                     (SIGNATURE(S) OF COMMON UNIT HOLDER(S))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Common Unit certificates or on a security position listing by (a) person(s) authorized to become (a) registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

NAME(S) ________________________________________________________________________

________________________________________________________________________________

CAPACITY (FULL TITLE) __________________________________________________________
                              (SEE INSTRUCTION 5)

ADDRESS ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

AREA CODE AND TELEPHONE NOS. (   ) ___________________ (   ) ___________________

TAX IDENTIFICATION OR SOCIAL SECURITY NO. ______________________________________
                         (SEE SUBSTITUTE FORM W-9 BELOW)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)
Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY

        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.
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                                       6

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the "Book-Entry Transfer Facilities" systems whose name appears on a security position listing as the owner of the Common Units) of Common Units tendered herewith (unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal) or (b) if such Common Units are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution" and collectively, "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

      2. DELIVERY OF LETTER OF TRANSMITTAL AND COMMON UNITS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by Common Unit holders of the Company either if Common Unit certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Common Units is to be made by book-entry transfer pursuant to the procedures set forth herein and in "THE OFFER: PROCEDURE FOR TENDERING COMMON UNITS" of the Offer to Purchase. For a Common Unit holder validly to tender Common Units pursuant to the Offer, either: (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Common Units must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Common Units must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "THE OFFER: PROCEDURE FOR TENDERING COMMON UNITS" of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date; or
(b) the tendering Common Unit holder must comply with the guaranteed delivery procedures set forth herein and in "THE OFFER: PROCEDURE FOR TENDERING COMMON UNITS" of the Offer to Purchase.

      Common Unit holders whose certificates for Common Units are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Common Units by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "THE OFFER: PROCEDURE FOR TENDERING COMMON UNITS" of the Offer to Purchase.

      Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Buyer, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Common Units, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Common Units), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market is open for business.

      The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Common Units, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Buyer may enforce such agreement against the participant.

      The signatures on this Letter of Transmittal cover the Common Units tendered hereby.

      THE METHOD OF DELIVERY OF THE COMMON UNITS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING COMMON UNIT HOLDER. THE COMMON UNITS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Common Units will be purchased. All tendering Common Unit holders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Common Units for payment.

      3. INADEQUATE SPACE. If the space provided herein under "Description of Common Units Tendered" is inadequate, the number of Common Units tendered and the Common Unit certificate numbers with respect to such Common Units should be listed on a separate signed schedule attached hereto.

      4. PARTIAL TENDERS. (NOT APPLICABLE TO COMMON UNIT HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If fewer than all the Common Units evidenced by any Common Unit certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Common Units that are to be tendered in the box entitled "Number of Common Units Tendered." In any such case, new certificate(s) for the remainder of the Common Units that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Common Units represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Common Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

      If any of the Common Units tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any of the tendered Common Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      If this Letter of Transmittal or any Common Unit certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Buyer of the authority of such person so to act must be submitted.

      If this Letter of Transmittal is signed by the registered holder(s) of the Common Units listed and transmitted hereby, no endorsements of Common Unit certificates or separate stock powers are required unless payment or certificates for Common Units not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Common Unit certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Units evidenced by certificates listed and transmitted hereby, the Common Unit certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Common Unit certificates. Signature(s) on any such Common Unit certificates or stock powers must be guaranteed by an Eligible Institution.

      6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Buyer will pay all transfer taxes with respect to the transfer and sale of any Common Units to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Common Units purchased is to be made to, or if certificates for Common Units not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Units purchased unless evidence satisfactory to the Buyer of the payment of such taxes, or exemption therefrom, is submitted.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE COMMON UNIT CERTIFICATES EVIDENCING THE COMMON UNITS TENDERED HEREBY.

      7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Common Units accepted for payment is to be issued in the name of, and/or certificates for Common Units not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any Common Unit holder(s) delivering Common Units by book-entry transfer may request that Common Units not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such Common Unit holder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Common Units not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Common Units were delivered.

      8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the address and telephone number set forth below, or from brokers, dealers, commercial banks or trust companies.

      9. WAIVER OF CONDITIONS. Subject to the Merger Agreement, the Buyer reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Common Units tendered.

      10. BACKUP WITHHOLDING. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a Common Unit holder surrendering Common Units in the Offer must, unless an exemption applies, provide the Depositary with such Common Unit holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such Common Unit holder is not subject to backup withholding.

      Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the Common Unit holder upon filing an income tax return.

      The Common Unit holder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Common Units. If the Common Units are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      If the tendering Common Unit holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the Common Unit holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such Common Unit holder if a TIN is provided to the Depositary within 60 days.

      Certain Common Unit holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign Common Unit holders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

      11. LOST, DESTROYED OR STOLEN COMMON UNIT CERTIFICATES. If any certificate(s) representing Common Units has been lost, destroyed or stolen, the Common Unit holder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Common Units represented by lost certificates. The Common Unit holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED COMMON UNITS MUST BE RECEIVED BY THE DEPOSITARY OR COMMON UNITS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING COMMON UNIT HOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

      Under Federal income tax law, a Common Unit holder whose tendered Common Units are accepted for payment is required to provide the Depositary (as payor) with such Common Unit holder's correct TIN on Substitute Form W-9 below. If such Common Unit holder is an individual, the TIN is his social security number. If a tendering Common Unit holder is subject to backup withholding, such Common Unit holder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the Common Unit holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Common Unit holder with respect to Common Units purchased pursuant to the Offer may be subject to backup withholding.

      Certain Common Unit holders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Common Unit holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt Common Unit holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Common Unit holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments that are made to a Common Unit holder with respect to Common Units purchased pursuant to the Offer, the Common Unit holder is required to notify the Depositary of such Common Unit holder's correct taxpayer identification number by completing the form contained herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Common Unit holder is awaiting a TIN).

                       WHAT NUMBER TO GIVE THE DEPOSITARY

      The Common Unit holder is required to give the Depositary the social security number or employer identification number of the record owner of the Common Units. If the Common Units are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Common Unit holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Common Unit holder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

--------------------------------------------------------------------------------
                             PAYER'S NAME: _________
--------------------------------------------------------------------------------
SUBSTITUTE

Form W-9
Department of Treasury
Internal Revenue Service

Payer's Request for Taxpayer
Identification Number ("TIN")

--------------------------------------------------------------------------------
Part I -- PLEASE PROVIDE YOUR SUBSTITUTE           Social Security Number or
FORM W-9 TIN IN THE RIGHT AND CERTIFY BY        Employer Identification Number
SIGNING AND DATING BELOW. (If awaiting
TIN write "Applied For")
                                            ------------------------------------
Social security number or Department of            (If awaiting TIN write
the Treasury Internal Revenue Service                   "Applied For")
Payer's Request for Taxpayer Employer
Identification Number Identification
Number ("TIN") (If awaiting TIN write
"Applied For")

--------------------------------------------------------------------------------

Part II--CERTIFICATION--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed GUIDELINES.)
--------------------------------------------------------------------------------
Signature _______________________________         Date _____________ , 2002

Name: ___________________________________
             (Please Print)
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31%. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED "APPLIED FOR" IN PLACE OF A TIN IN SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, BUT THAT SUCH AMOUNTS MAY BE REFUNDED TO ME IF I THEN PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE DEPOSITORY WITHIN SIXTY (60) DAYS.

Signature _______________________________         Date _____________ , 2002

Name: ___________________________________
             (Please Print)
--------------------------------------------------------------------------------

      Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the address and telephone number set forth below:

                     THE DEPOSITARY AGENT FOR THE OFFER IS:

                     American Stock Transfer & Trust Company

               BY MAIL:                        BY HAND OR OVERNIGHT COURIER:
      American Stock Transfer                    American Stock Transfer
         & Trust Company                             & Trust Company
          59 Maiden Lane                             59 Maiden Lane
      New York, New York 10038                   New York, New York 10038

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (718) 234-5001

                              CONFIRM BY TELEPHONE:
                                 (800) 937-5449
                                 (718) 921-8200

                     THE INFORMATION AGENT FOR THE OFFER IS:

                                [LOGO] Innisfree
                                  M&A Incorporated

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                 Banks and Brokers call collect: (212) 750-5833
                    All others call toll free: (888) 750-5834


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